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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act 1934


                Date of Report (Date of earliest event reported)
                                 March 12, 2009


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-14064                11-2408943
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


     767 Fifth Avenue, New York, New York                 10153
   (Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code
                                  212-572-4200


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      Departure of Directors or Certain Officers; Election of
               Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 13, 2009, The Estee Lauder Companies Inc. (the "Company") announced that Daniel J. Brestle, Vice Chairman and President, ELC North America, will retire effective June 30, 2009. Until such time, he is expected to work with William P. Lauder, Chief Executive Officer, and Fabrizio Freda, President and Chief Operating Officer, on a transition of his responsibilities. He currently leads the Company's North American business across multiple distribution channels and oversees the Estee Lauder, M-A-C., Prescriptives and Tom Ford Beauty brands and the BeautyBank division on a worldwide basis.

























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE ESTEE LAUDER COMPANIES INC.

Date: March 13, 2009                 By: /s/Spencer G. Smul
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                                         Spencer G. Smul
                                         Senior Vice President,
                                         Deputy General Counsel and Secretary
























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